UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

In connection with the repurchase of 1,742,463 shares of its common stock from CCP Equity Partners at a purchase price of $11.25 per share, or $19,602,708.75 in the aggregate, Intersections Inc. (Intersections) and certain of its subsidiaries entered into Amendment No. 5 to its Credit Agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto, to provide for the consent of the lenders to the share repurchase and to clarify covenant calculations related thereto.

As part of this amendment, Intersections agreed to maintain available liquidity of at least $10 million at all times while the Credit Agreement is in effect.  Intersections currently has over $20 million in cash and equivalents on its balance sheet in addition to unused capacity under the Credit Agreement, which more than satisfies this requirement.

The Credit Agreement currently consists of a revolving credit facility in the amount of $25,000,000, and is secured by substantially all of the Company’s assets and a pledge by the Company of stock and membership interests it holds in certain of its subsidiaries.  Intersections prepaid in July 2010 the outstanding principal balance of the term loan portion of the Credit Agreement, and the term loan may not be re-drawn.

The foregoing description of Amendment No. 5 to the Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, as amended by Amendment No. 5.

Item 8.01.    Other Events.

On March 31, 2011, Intersections Inc. issued a press release announcing its repurchase of 1,742,463 shares of its common stock from CCP Equity Partners at a purchase price of $11.25 per share, or $19,602,708.75 in the aggregate.  The text of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 dated as of March 30, 2011 to Credit Agreement dated as of July 3, 2006 by and among the Registrant, certain Subsidiaries thereof, Bank of America, N.A. and L/C Issuer.
99.1	Press release dated March 31, 2011
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2011

INTERSECTIONS INC.

By:	/s/ John Scanlon
	Name:	John Scanlon
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 5 dated as of March 30, 2011 to Credit Agreement dated as of July 3, 2006 by and among the Registrant, certain Subsidiaries thereof, Bank of America, N.A. and L/C Issuer.
99.1	Press release dated March 31, 2011